Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income for the year
Net income for the year	$ 143,764	$ 115,087	$ 103,087
Other comprehensive income/ (loss)
Unrealized gain on cash flow hedges, net	11,382	22,802	70,886
Net settlements on interest rate swaps qualifying for cash flow hedge	0	(489)	(3,253)
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation	103	103	55
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Prepaid lease rentals	0	6,604	0
Other comprehensive income for the year	11,485	29,020	67,688
Total comprehensive income for the year	$ 155,249	$ 144,107	$ 170,775